UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2011

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado	80241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 872-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Ascent Solar, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on June 15, 2011. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1 – Election of one Class 3 director until the 2014 annual meeting of stockholders and until his successor is duly elected and qualified

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hans Olav Kvalvaag	11,452,334	171,177	10,959,579

The director nominee was duly elected.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Votes
22,146,747	156,410	279,933	—

Proposal 2 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

June 16, 2011	By:	/s/ Gary Gatchell
Name: Gary Gatchell
Title: Chief Financial Officer and Secretary